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                                                 Exhibit 21 List of Subsidiaries

                            Northway Financial, Inc.
                         1998 Annual report on Form 10-K
                         Subsidiaries of the Registrant

                                                            Jurisdiction of
Name of Significant Subsidiary                 % Owned       Incorporation
------------------------------                 -------       -------------

Berlin City Bank                                 100          United States

Pemigewasset National Bank                       100          United States